Exhibit 3.21

The Commonwealth of Massachusetts

PAUL GUZZI

Secretary of the Commonwealth

STATE HOUSE

BOSTON, MASS. 02133

ARTICLES OF ORGANIZATION

(Under G.L. Ch. 156B)

Incorporators

NAME	POST OFFICE ADDRESS

Include given name in full in case of natural persons; in case of a corporation, give state of incorporation.

PAUL F. LAVALLEE	250 Millham Street, Marlborough, Mass.01752

The above–named incorporator(s) do hereby associate (themselves) with the intention of forming a corporation under the provisions of General Laws, Chapter 156B and hereby state(s):

1.	The name by which the corporation shall be known is:

Northeast Poly Bag Co., Inc.

2.	The purposes for which the corporation is formed are as follows:

To manufacture, distribute and market all types of paper, paper products, all types of packaging products and all forms and types of plastic and plastic products including but in no way limited to plastic film, bags, and containers of every nature and description;

To carry on a general manufacturing and distributing business including the acquiring, preparing, forming, processing and converting of all types of raw materials into finished products and making such arrangements and agreements as may be deemed convenient for the distribution, marketing and sale of its products;

To purchase, construct, renovate, lease, rent, mortgage, pledge, own, hold and deal in any and all types of real and personal property;

To research and develop any and all types of machinery, equipment and products and to apply for and hold and own patents and trademarks on any products it may desire and in furtherance of its broad general business purposes to carry on any business or other activity which may lawfully be carried on by a corporation organized under the Business Corporation Law of the Commonwealth of Massachusetts as from time to time amended whether or not related in any way to the purposes referred to in the foregoing paragraphs.

NOTE: If provisions for which the space provided under Articles 2, 4, 5 and 6 is not sufficient, additions should be set out on continuation sheets to be numbered 2A, 2B, etc. Indicate under each Article where the provision is set out. Continuation sheets shall be on 8 ½” x 11” paper and must have a left-hand margin .1 inch wide for binding. Only one side .should be used.

3.	The total number of shares and the par value, if any, of each class of stock which the corporation is authorized is as follows:

	WITHOUT PAR VALUE	WITH PAR VALUE
CLASS OF STOCK	NUMBER OF SHARES	NUMBER OF SHARES	PAR VALUE		AMOUNT
Preferred				$

Common	12,500

*4.	If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established: NONE

*5.	The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are as follows:

Any stockholder, including the heirs, assings, executors or administrators of a deceased stockholder, desiring to sell or transfer such stock owned by him or them, shall first offer it to the corporation through the Board of Directors, in the manner following:

He shall notify the directors of his desire to sell or transfer by notice in writing, which notice shall contain the price at which he is willing to sell or transfer and the name of one (1) arbitrator. The directors shall within thirty days thereafter either accept the offer, or by notice to him in writing name a second arbitrator, and these two shall name a third. It shall then be the duty of the arbitrators to ascertain the value of the stock, and if any arbitrator shall neglect or refuse to appear at any meeting appointed by the arbitrators, a majority may act in the absence of such arbitrator.

After the acceptance of the offer, or the report of the arbitrators as to the value of the stock, the directors shall have thirty days within which to purchase the same at such valuation, but if at the expiration of thirty days, the corporation shall not have exercised the right so to purchase, the owner of the stock shall be at liberty to dispose of the same in any manner he may see fit.

No shares of stock shall be sold or transferred on the books of the corporation until these provisions have been complied with, but the Board of Directors may in any particular instance waive the requirement.

*6.	Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders: NONE

*If there are no provisions state “None”.

7.	By-laws of the corporation have been duly adopted and the initial directors, president, treasurer and clerk, whose names are set out below, have been duly elected.

8.	The effective date of organization of the corporation shall be the date of filing with the Secretary of the Commonwealth or if later date is desired, specify date, (not more than 30 days after date of filing.)

9.	The following information shall not for any purpose be treated as a permanent part of the Articles of Organization of the corporation,

a.	The post office address of the initial principal office of the corporation in Massachusetts is:

420 Northboro Road, Marlborough, Massachusetts, 01752

b.	The name, residence, and post office address of each of the initial directors and following officers of the corporation are as follows:

	NAME	RESIDENCE	POST OFFICE ADDRESS

President:	Paul F. Lavallee	250 Millham St. Marlborough, Mass. 01752	Same

Treasurer:	Paul F. Lavallee	250 Millham St. Marlborough, Mass. 01752	Same

Clerk:	Paul F. Lavallee	250 Millham St. Marlborough, Mass. 01752	Same

Directors:	Paul F. Lavallee	250 Millham St., Marlborough, Mass. 01752	Same
	Jacqueline A. Lavallee	250 Millham Street, Marlborough, Mass. 01752	Same
	Douglas Deschene	94 B Follett St. So. Grafton, Mass.	Same

c.	The date initially adopted on which the corporation’s fiscal year ends is:

April 30

d.	The date initially fixed in the by-laws for the annual meeting of stockholders of the corporation is:

Fourth Monday in May

e.	The name and business address of the resident agent, if any, of the corporation is:

IN WITNESS WHEREOF and under the penalties of perjury the above-named INCORPORATOR(S) sign(s) these Articles of Organization this Eleventh (11th)         day of         May 1976

/s/ Paul F. Lavallee
Paul F. Lavallee

The signature of each Incorporator which is not a natural person must be by an individual who shall show the capacity in which he acts and by signing shall represent under the penalties of perjury that he is duly authorized on its behalf to sign these Articles of Organization.

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF ORGANIZATION

GENERAL LAWS, CHAPTER 156B, SECTION 12

I hereby certify that, upon an examination of the within-written articles of organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles; and the filing fee in the amount of $125.00 having been paid, said articles are deemed to have been filed with me this 14th day of May 1976.

Effective date	/s/ Paul Guzzi

PAUL GUZZI
Secretary of the Commonwealth

TO BE FILLED IN BY CORPORATION

PHOTO COPY OF ARTICLES OF ORGANIZATION TO BE SENT

TO:

WILLIAMS & WILLIAMS
BOX 646
MARLBOROUGH, MASS. 01752

Telephone	455-434

FILING FEE: 1 / 20 of 1% of the total amount of the authorized capital stock with par value, and one cent a share for all authorized shares without par value, but not less than $125. General Laws, Chapter 156B. Shares of stock with a par value of less than one dollar shall be deemed to have par value of one dollar per share.

Copy Mailed

Federal Identification
No. 012590187

THE COMMONWEALTH OF MASSACHUSETTS

MICHAEL JOSEPH CONNOLLY

Secretary of the Commonwealth

STATE HOUSE, BOSTON, MASS.

ARTICLES OF AMENDMENT

General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

-----------------

We, Paul F. Lavallee	President/[ILLEGIBLE] and

Paul F. Lavallee	, Clerk/[ILLEGIBLE] of

NORTHEAST POLY BAG CO., INC.
(Name of Corporation)

located at	420 Northboro Road, Marlboro, MA 01752
do hereby certify that the following amendment to the articles of organization of the corporation was duty adopted at a meeting held on October 24, 1979, by vote of

9000	shares of	no par value common	out of	9000	shares outstanding.
(Class of Stock)
	shares of		out of		shares outstanding, and
(Class of Stock)
	shares of		out of		shares outstanding,
(Class of Stock)

CROSS OUT INAPPLICABLE CLAUSE	being at least [ILLEGIBLE] Two-thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby:- it was

VOTED:	That the Clerk prepare and file an amendment to the Articles of Organization with the office of the Massachusetts Secretary of State as follows:

A.	That Article 3 of the Articles of Organization of Northeast Poly Bag Co., Inc. be amended to read as follows:

(see continuation sheet)

1 For amendments adopted pursuant to Chapter 156B, Section 70.

2 For amendments adopted pursuant to Chapter 156B, Section 71.

NOTE:	Amendments for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be on 8 1/2” wide x 11” high paper and must have a left hand margin 1 inch wide for binding. Only one side should be used.

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

The total amount of capital stock already authorized is		shares preferred	} with par value
shares common
		shares preferred	} without par value
	12,500	shares common

The amount of additional capital stock authorized is		shares preferred	} with par value
shares common
		shares preferred	} without par value
	12,500	shares common
	5,000	shares common non-voting without par value

CONTINUATION SHEET

3.	The total number of shares and the par value, if any, of each class of stock which the corporation is authorized is as follows:

Without Par Value
Class of Stock	Number of Shares

Common	25,000

Common Non-Voting	5,000

B.	That Article 4 of the Articles of Organization of Northeast Poly Bag Co., Inc. be amended to read as follows:

4. All of the voting power of the corporation shall be vested solely in the holders of the Common Stock, and the holders of the Common Non-Voting Stock shall have no voting power. No other preference, qualification, special or [ILLEGIBLE] rights or privileges shall attach to the two classes of stock.

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event (he amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 24th day of October                , in the year 1979.

/s/ Paul F. Lavallee	President/[ILLEGIBLE]
Paul F. Lavallee

/s/ Paul F. Lavallee	Clerk/[ILLEGIBLE]
Paul F. Lavallee

SECRETARY OF THE

COMMONWEALTH

979 OCT 30 PH 3:27

CORPORATION DIVISION

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment and ; the filing fee in the amount of $175.00 having been paid, said articles are deemed to have been filed with me this 2nd day of [ILLEGIBLE], 1979.

/s/ Michael Joseph Connolly

MICHAEL JOSEPH CONNOLLY

Secretary of the Commonwealth

State House, Boston, Mass.

TO BE FILLED IN BY CORPORATION

PHOTO COPY OF AMENDMENT TO BE SENT

TO:

GADBOIS, TOONE & BERGERON, [ILLEGIBLE]

ATTORNEY-AT-LAW

27 BROAD STREET

MARLGORO, MA 01752

Copy Mailed Nov 9 1979

The Commonwealth of Massachusetts

JOHN F. X. DAVOREN

Secretary of the Commonwealth

STATE HOUSE, BOSTON, MASS.

ARTICLES OF AMENDMENT

General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 1 14. Make check payable to the Commonwealth of Massachusetts.

-----------------

We, Paul F. Lavallee	, President/[ILLEGIBLE] and

Paul F. Lavallee	, Clerk/[ILLEGIBLE] of

NORTHEAST POLY BAG CO., INC.
(Name of Corporation)

Located at	420 Northboro Road, Marlboro, MA 01752
do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on October 24, 1979, by vote of
9000	shares of	no par value common	out of	9000	standing outstanding,
(Class of Stock)
	shares of		out of		standing outstanding, and
(Class of Stock)
	shares of		out of		standing outstanding,
(Class of Stock)

CROSS OUT INAPPLICABLE CLAUSE	being at least [ILLEGIBLE] two-thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby:-[2] it was

VOTED:	That the Clerk prepare and file an amendment to the Articles of Organization with the office of the Massachusetts Secretary of State as follows:

A.	That Article 3 of the Articles of Organization of Northeast Poly Bag Co., Inc. be amended to read as follows:

(see continuation sheet)

1 For amendments adopted pursuant to Chapter 156B, Section 70.

2 For amendments adopted pursuant to Chapter 156B, Section 71.

NOTE:	Amendments for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be on 8½” wide x 11” high paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

CONTINUATION SHEET

3.	The total number of shares and the par value, if any, of each class of stock which the corporation is authorized is as follows:

Class of Stock	Without Par Value Number of Shares
Common	25,000
Common Non–Voting	5,000

B.	That Article 4 of the Articles of Organization of Northeast Poly Bag Co., Inc. be amended to read as follows:

4.       All of the voting power of the corporation shall be vested solely in the holders of the Common Stock, and the holders of the Common Non-Voting Stock shall have no voting power. No other preference, qualification, special or relative rights or privileges shall attach to the two classes of stock.

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING.

The total Amount of capital stock already authorized is		shares preferred	with par value
shares common
		shares preferred	without par value
	12,500	shares common

The amount of additional capital stock authorized is		shares preferred	with par value
shares common
		shares preferred	without par value
	12,500	shares common
	5,000	shares common non-voting without par value

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 24th day of October, in the year 1979.

President/[ILLEGIBLE]
Paul F. Lavallee
Clerk/[ILLEGIBLE]
Paul F. Lavallee

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

(General Laws, Chapter. 156B, Section 72)

I hereby approve the within articles of amendment and, the filing fee in the amount of $                                     having been paid, said articles are deemed to have been filed with me this                                                                        day of                                         , 19                   .

/s/ JOHN F. X. DAVOREN

JOHN F. X. DAVOREN

Secretary of the Commonwealth

State House, Boston, Mass.

TO BE FILLED IN BY CORPORATION

PHOTO COPY OF AMENDMENT TO BE SENT

TO:

Copy Mailed

The Commonwealth of Massachusetts

FEDERAL IDENTIFICATION

NO.

Secretary of the Commonwealth

State House, Boston, Mass. 02133

CERTIFICATE OF CHANGE OF DIRECTORS OR OFFICERS

OF DOMESTIC BUSINESS CORPORATIONS

General Laws, Chapter 156B, Section 53

I,	James Spertner,	Clerk or Assistant Clerk of the
Northeast Poly Bag Co., Inc.
(Name of Corporation)
located at		420 Northboro Road, Marlboro, MA 01752
(Business Address of Corporation: Number and Street. City or Town)

hereby certify in compliance with the provisions of law, that a change in the officers of said corporation has been made, and that the names of the present officers are as follows:

Address
		Give Number and Street	Expiration of
Title	Name	of Domicile	Term of Office
President	Paul F. Lavallee	250 Milham St., Marlboro, MA
Treasurer	Paul F. Lavallee	250 Milham St., Marlboro, MA
Clerk	James Spertner	60 Graylynn Rd., Newton, MA
Directors	Paul F. Lavallee	250 Milham St., Marlboro, MA
	Douglas Deschene	94B Follett St., So. Grafton, MA
	Thendore Pasquarello	10 Tamarock Ter. Stoneham, MA
	James Spertner	60 Graylynn Rd., Newton, MA

SUBSCRIBED THIS           26th          day of         October         ,     1979     . UNDER THE PENALITIES OF PERJURY.

Clerk or
SIGNATURE	[ILLEGIBLE]

The Commonwealth of Massachusetts

MICHAEL JOSEPH CONNOLLY

Secretary of the Commonwealth	FEDERAL IDENTIFICATION
State House, Boston, Mass.
NO.

CERTIFICATE OF CHANGE OF PRINCIPAL OFFICE

General Laws, Chapter 156B, Section 14

Clerk [ILLEGIBLE]
I,	James Spertner	[ILLEGIBLE] of
Northeast Poly Bag Co., Inc.
(Name of Corporation)

having its principal office at	Marlboro, MA. 01752
(Post Office Address)

420 Northboro Rd., Marlboro, Massachusetts 01752
(Number and Street, City or Town)

do hereby certify that pursuant to General Laws, Chapter 156B, Section 14, the directors of said corporation have changed the principal office of the corporation to

Hudson, Massachusetts
(Post Office Address)

34 Tower Street, Hudson, Massachusetts 01749
(Number and Street, City or Town)

SUBSCRIBED THIS       26th      day of             October,                1979, UNDER THE PENALTIES OF PERJURY.

Clerk [ILLEGIBLE]
SIGNATURE ,	[ILLEGIBLE]

The Commonwealth of Massachusetts

MICHAEL JOSEPH CONNOLLY	FEDERAL IDENTIFICATION
Secretary of State
State House, Boston, Mass. 02133	No.	04-2590187

CERTIFICATE OF CHANGE OF DIRECTORS OR OFFICERS

OF DOMESTIC BUSINESS CORPORATIONS

General Laws, Chapter 156B, Section 53

Clerk [ILLEGIBLE]
I,	Steven R. Graham	[ILLEGIBLE] of the

NORTHEAST POLY BAG CO., INC.
(Name of Corporation)
located at	34 Tower Street, Hudson, Massachusetts 01749
(Business Address of Corporation: Number and Street, City or Town)

hereby certify in compliance with the provisions of law, that a change in the officers of said corporation has been made, and that the names of the present officers are as follows:

Address
		Give Number and Street	Expiration of
Title	Name	of Domicile	Term of Office
President	Paul F. Lavallee	368 Whitney, Street	Until the next
		Northboro, MA 01532	annual meeting
Treasurer	Paul F. Lavallee	same as above	of directors
Clerk	Steven R. Graham	47 Jackson Drive	and /or
		Acton, MA 01720	stockholders
Directors	Paul F. Lavallee	Same as above	or until their
	Jacqueline A. Lavallee	368 Whitney Street	successors are
Northboro, MA 01532
	Douglas S. Decshene	94B Follett Street	duly elected and
		So. Grafton, MA 01519	Qualified.

SUBSCRIBED THIS         14TH day of            October         ,         1981         , UNDER THE PENALTIES OF PERJURY.

Clerk [ILLEGIBLE]
SIGNATURE	/s/ Steven R. Graham,	[ILLEGIBLE]

This ANNUAL REPORT must be filled with thirty days after the date of the corporation’s annual meeting as fixed in its by laws. (Chapter 156B, Section 109, as amended by Chapter 238 of the Acts of 1981)

INCOMPLETE FORMS CANNOT BE ACCEPTED. THEY WILL BE RETURNED TO SENDER FOR COMPLETION.

The Commonwealth of Massachusetts	MASSACHUSETTS
CORPORATION
Office of the Secretary of State	ANNUAL REPORT
One Ashburton Place, Boston, MA 02108
Michael Joseph Connolly, Secretary

I, the undersigned Paul F. Lavallee being the President of the corporation named below, in compliance with the General Laws, Chapter 156B, hereby certify that:

1.	The exact name of the corporation is	Northeast Poly Bag Co., Inc.

2.	Federal Identification No.	04–2590187

3.	The location of its principal office in Massachusetts is	34 Tower Street, Hudson, MA 01749

If the corporation is organized to do business wholly outside Massachusetts, give the location of its principal office outside Massachusetts.
Note:

4.	The name and address of its resident agent, if any, is	See above

5.	The date of the end of its last fiscal year was	April 30, 1982
		(Month)	(Day)	(Year)
6.	The capital stock of each class as of the end of its last fiscal year was as follows:

CLASS OF STOCK	Par Value	Total Authorized		Total Issued and Outstanding
Per Share
If no par,
	so state	Number of Shares	Total Par Value	Number of Shares
PREFERRED	none	none	none	none
(no par
COMMON	no par	5,000 = 25,000	(non-voting no par value	(1,800 – 14,400

7.	The names and addresses of the officers specified below and of all the directors of the corporation, and the date at which the term of office of each expires, are as follows:

Name
of		Home Address	Expiration of
Office	Name	City or Town, Number, Street	Term of Office
President	Paul F. Lavallee	368 Whitney Street	Until the next
		Northboro, MA 01532	annual meeting
Treasurer	Paul F. Lavallee	Same as above	of directors
Clerk	Steven R. Graham	411 Mass. Ave., Acton,	and/or
		MA 01720	stockholders
or until their
Directors	Paul F. Lavallee	368 Whitney Street	successors are
	Jacqueline A. Lavallee	Northboro, MA 01532	duly elected and
	Douglas S. Deschene	94B Follett Street	qualified.
So. Grafton, MA 01519

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY I HERETO SIGN BY NAME

this                         30th                                 day of              November                     ,          1982

Signature
Title:	President

THIS REPORT MUST BE SIGNED BY AN OFFICER OF THE CORPORATION

FEDERAL IDENTIFICATION

NO. 04–2590187

The Commonwealth of Massachusetts

MICHAEL JOSEPH CONNOLLY

Secretary of State

ONE ASHBURTON PLACE, BOSTON, MASS. 02108

ARTICLES OF AMENDMENT

General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We,	Paul F. Lavallee	,President/[ILLEGIBLE], and
	Steven R. Graham	,Clerk [ILLEGIBLE] of

Name Approved

NORTHEAST POLY BAG CO., INC.
(Name of Corporation)

located at		34 Tower Street, Hudson, Massachusetts 01749
do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on January 13 , 1987 , by vote of

7200	shares of	no par value common	out of	7200	shares outstanding,
(Class of Stock)
	shares of		out of		shares outstanding, and
(Class of Stock)
	shares of		out of		shares outstanding,
(Class of Stock)

being at least [ILLEGIBLE] 1

CROSS OUT INAPPLICABLE CLAUSE	two-thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby:- [2]

VOTED:           That the Clerk prepare and file an amendment to the Articles of Organization with the office of the Massachusetts Secretary of State as follows:

A.	That Article 3 of the Articles of Organization of Northeast Poly Bag Co., Inc. be amended to read as follows:

(see continuation sheet)

1 For amendments adopted pursuant to Chapter 156B, Section 70.

2 For amendments adopted pursuant to Chapter 156B, Section 71.

NOTE: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

CONTINUATION SHEET

3.	The total number of shares and the par value, if any, of each class of stock which the corporation is authorized is as follows:

Class of Stock	Without Par Value Number of Shares
Common	25,000
Common Non-Voting	5,000

B.            That Article 4 of the Articles of Organization of Northeast Poly Bag Co., Inc. be amended to read as follows:

4.       All of the voting power of the corporation shall be vested solely in the holders of the Common Stock, and the holders of the Common Non-Voting Stock shall have no voting power. No other preference, qualification, special or relative rights or privileges shall attach to the two classes of stock.

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:
shares preferred
		shares common	with par value
shares preferred
The total amount of capital stock already authorized is	12,500	shares common	without par value

shares preferred
		shares common	with par value
The amount of additional capital stock authorized is		shares preferred
	12,5000	shares common	without par value
5,000 shares common non-voting without par value

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 29th day of January, in the year 1987.

/s/ Paul F. Lavallee	President / [ILLEGIBLE]
Paul F Lavallee

/s/ Steven R. Graham	Clerk / [ILLEGIBLE]
Steven R. Graham

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment and, the filing fee in the amount of $ having been paid, said articles are deemed to have been filed with me this day of                    , 19       .

MICHAEL JOSEPH CONNOLLY

Secretary of State

TO BE FILLED IN BY CORPORATION
PHOTO COPY OF AMENDMENT TO BE SENT

TO:	Tammy L. Tollefson, Paralegal
SCHEIER, SCHEIER & GRAHAM, P.C.
411 Massachusetts Avenue
Acton, Massachusetts 01720
	Telephone	(617) 263–9561
Copy Mailed

The Commonwealth of Massarhusetts

OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE

FEDERAL IDENTIFICATION

MICHAEL JOSEPH CONNOLLY, Secretary

ONE ASHBURTON PLACE, BOSTON, MASS. 02108	NO. 04–2590187

ARTICLES OF AMENDMENT

General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We, Paul F. Lavallee	President/and
Steven R. Graham	Clerk/ [ILLEGIBLE] of

NORTHEAST POLY BAG CO., INC.

(Name of Corporation)

located at 34, Tower Street , Hudson, Massachusetts 01749. do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on February 23 , 1989 , by vote of

25,000	shares of	common	out of	25,000	shares outstanding,
		(Class of Stock)
	shares of		out of		shares outstanding, and
		(Class of Stock)
	shares of		out of		shares outstanding,
		(Class of Stock)

being at least a majority of each class outstanding and entitled to vote thereon:-1

CROSS OUT	[ILLEGIBLE]
INAPPLICABLE	[ILLEGIBLE]
CLAUSE	[ILLEGIBLE]

1For amendments adopted pursuant to Chapter 156B, Section 70.

2For amendments adopted pursuant to Chapter 156B, Section 71.

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 81/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

Continuation Sheet 1.

A.	Article 3 of Articles of Organization of Northeast Poly Bag Co., Inc. be amended to read as follows:

That the total number of shares and the par value, if any, of each class of stock which the corporation is authorized is as follows:

Class of Stock	Without Par Value
Number of Shares
Common	375,000
Common Non-Voting	5,000

B.	That Article 4 of the Articles of Organization of Northeast Poly Bag shall be amended to provide as follows:

1.	All of the voting power of the corporation shall be vested solely in the holders of the common stock, and the holders of the common non–voting stock shall have no voting power. No other preference, qualification, special or relative rights or privileges shall attach to the two (2) classes of stock; and

2.	At the time this amendment becomes effective, without any further action on the part of the Corporation or its Stockholders, each share of common (voting) shares without par value then issued and outstanding shall be changed and reclassified into fifteen (15) fully paid and nonassessable shares of common (voting) shares, without par value. The capital account of the Corporation shall not be increased or decreased by such change and reclassification. To reflect the said change and reclassification, each certificate representing shares of common (voting) stock without par value theretofore issued and outstanding shall represent fifteen (15) times the number of shares of common (voting) stock without par value issued and outstanding after such change and reclassification; and the holder of record of each such certificate shall be entitled to receive a new certificate representing a number of shares of common (voting) stock without par value of the kind authorized by this amendment, equal to fifteen (15) times the number of shares represented by said certificate for theretofore issued and outstanding shares, so that upon this amendment becoming effective each holder of record of a certificate representing theretofore issued and outstanding common (voting) stock of the Corporation will have or be entitled to certificates representing in the aggregate fifteen (15) See attached Continuation Sheets 1 and 2. incorporated herein by reference.

February 23, 1989

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 24th day of February, in the year 1989

/s/ Paul F. Lavelle	President / [ILLEGIBLE]
Paul F. Lavelle
/s/ Steven R. Graham	Clerk / [ILLEGIBLE]
Steven R. Graham

RECEIVED
MAR 22 1989

CORPORATION DIVISION
SECRETARY’S OFFICE

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment : and, the filing- fee in the amount of $ 350,00 having been paid, said articles are deemed to have been filed with me this 22nd day of .March ,1989.

/s/ Michael Joseph Connolly

MICHAEL JOSEPH CONNOLLY
Secretary of State

TO BE FILLED IN BY CORPORATION

PHOTO COPY OF AMENDMENT TO BE SENT

TO:	Lynne A. Davidson, Paralegal
Scheier, Scheier, Graham & Harsip, P. C. 360 Massachusetts Avenue
P. O. Box 288
Acton, MA 01720
Telephone	(508) 263–9561

Copy Mailed

The Commonwealth of Massarhusetts

MICHAEL JOSEPH CONNOLLY

Secretary of State

ONE ASHBURTON PLACE, BOSTON, MASS. 02108

Room 1716

FEDERAL IDENTIFICATIO
NO.	04-2590187

CERTIFICATE OF CHANGE OF PRINCIPAL OFFICE

General Laws, Chapter 156B, Section 14

I,	Steven R. Graham	Clerk [ILLEGIBLE] of
NORTHEAST POLY BAG CO., INC.
(Name of Corporation)
having its principal office at	34 Tower Street, Hudson, Massachusetts 01749
(Post Office Address)

(Number and Street, City or Town)

do hereby certify that pursuant to General Laws, Chapter 156B, Section 14, the directors of said corp oration have changed the principal office of the corporation to

Two Northeast Boulevard, P.O. Box 1460, Sterling, Massachusetts 01564
(Post Office Address)

(Number and Street, City or Town)

SUBSCRIBED THIS 20th day of February 1990, UNDER PENALTIES OF PERJURY.

SIGNATURE	/s/ Steven R. Graham	Clerk/ [ILLEGIBLE]
Steven R. Graham

Scheier, Scheier, Graham & Harsip, P.C.
ATTORNEYS AT LAW
STEVEN R. GRAHAM	360 MASSACHUSETTS AVENUE	OF COUNSEL
MARK L. SCHEIER	P.O. BOX 288	HENRY SCHEIER*
REBECCA J. SCHEIER	ACTON, MASSACHUSETTS 01720	KATHLEEN A. VORCE

BARRY S. HARSIP	(508) 263-9561	*ADMITTED MA.,
FL., & N.Y.
MICHAEL E. KATIN
SUSAN S. KATZ		FAX (508) 263-3298

March 8, 1990

Secretary of the Commonwealth

Commonwealth of Massachusetts

Corporate Division

One Ashburton Place

Boston, Massachusetts 02109

Re:     NORTHEAST POLY BAG CO., INC.

Dear Sir:

I am enclosing herewith for filing the Certificate of Change of Directors or Officers of Domestic Business Corporations relative to the above corporation.

Should you have any questions or problems with the enclosed, please feel free to contact me.

Very truly yours,

GRAHAM & HARSIP, P.C.

Lynne A. Davidson

Paralegal

LAD

Enclosure

cc: Client

The Commonwealth of Massurhusetts

MICHAEL JOSEPH CONNOLLY	FEDERAL IDENTIFICATION
Secretary of State
State House, Boston, Mass. 02133	NO.	04-2590187

CERTIFICATE OF CHANGE OF DIRECTORS OR OFFICERS

OF DOMESTIC BUSINESS CORPORATIONS

General Laws, Chapter 156B, Section 53

Clerk or
I,	Steven R. Graham	[ILLEGIBLE] of the
Northeast Poly Bag Co., Inc.
(Name of Corporation)
located at	2 Northeast Boulevard, P.O. Box 1460, Sterling, MA 01564
(Business Address of Corporation : Number and Street, City and Town)

hereby certify in compliance with the provisions of law, that a change in the officers of said corporation has been made, and that the names of the present officers are as follows:

Address
		Give Number and Street	Expiration of
Title	Name	of Domicile	Term of Office

President	Paul F. Lavallee	368 Whitney Street Northboro, MA 01532	Until their
successors
Treasurer	Paul F. Lavallee	368 Whitney Street Northboro, MA 01532	are duly
elected and
Clerk	Steven R. Graham	47 Jackson Drive Acton, MA 01720	qualitied.

Directors	Paul F. Lavallee	368 Whitney Street Northboro, MA 01532

	Jacqueline A. Lavallee	368 Whitney Street Northboro. MA 01532

	Edward J. Eckland	44 Edgewood Road Shrewsbury, MA 01545

SUBSCRIBED THIS 8th  day of March , 1990 , UNDER THE PENALTIES OF PERJURY.

SIGNATURE	/s/ Steven R. Graham	Clerk or [ILLEGIBLE]
Steven R. Graham

The Commonwealth of Massarhusetts

MICHAEL JOSEPH CONNOLLY	FEDERAL IDENTIFICATION
Secretary of State	NO. 04–2590187
State House, Boston, Mass. 02133

CERTIFICATE OF CHANGE OF DIRECTORS OR OFFICERS

OF DOMESTIC BUSINESS CORPORATIONS

General Laws, Chapter 156B, Section 53

Clerk or
I,	Steven R. Graham	, [ILLEGIBLE] of the

NORTHEAST POLY BAG CO., INC.
(Name of Corporation)

located at	2 Northeast Boulevard, Sterling, MA 01564
(Business Address of Corporation: Number and Street, City or Town)

hereby certify in compliance with the provisions of law, that a change in the officers of said corporation has been made, and that the names of the present officers arc as follows:

Address
		Give Number and Street	Expiration of
Title	Name	of Domicile	Term of Office
368 Whitney .Street
President	Paul F. Lavallee	Northboro, MA 01532	Until a
		368 Whitney Street	successor is duly
Treasurer	Paul F. Lavallee	Northboro, MA 01532
Clerk	Steven R. Graham	47 Jackson Drive	elected and
Acton, MA 01720
Directors	Paul F. Lavallee	368 Whitney Street	qualified.
Northboro, MA 01532
	Jacqueline A. Lavallee	368 Whitney Street
Northboro/MA 01532
	Edward J. Eckland	44 Edgewood Road
Shrewbury, MA 01545
	Dawn M. Lavallee	12 Saxon Lane
Shrewsbury, MA 01545
	Ladd M. Lavallee	10 Ridgefield Circle #210A
Clinton, MA 01510

SUBSCRIBED THIS 28th day of February, 1996, UNDER THE PENALTIES OF PERJURY.

Clerk [ILLEGIBLE]
[ILLEGIBLE]	/s/ [ILLEGIBLE]	[ILLEGIBLE]
[ILLEGIBLE]

FEDERAL IDENTIFICATION
NO. 04–2590187

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

CERTIFICATE OF CHANGE OF DIRECTORS OR OFFICERS

OF DOMESTIC BUSINESS CORPORATIONS

(General Laws, Chapter 156B, Section 53)

I,	Steven R. Graham	,Clerk / [ILLEGIBLE]

of	NORTHEAST Poly Bag Co., Inc.
(Exact name of corporation)

having a principal office at	Two Northeast Boulevard, P.O. Box 1460, Sterling, MA 01564
(Street address of corporation in Massachusetts)

certify that pursuant to General Laws, Chapter 156B, Section 53, a change in the directors and/or the president, treasurer and/ or clerk of said corporation has been made and that the name, residential address, and expiration of term of the president, treasurer, clerk and each director are as follows:

NAME	RESIDENTIAL ADDRESS	EXPIRATION OF TERM OF OFFICE
President: Paul F. Lavallee	368 Whitney Street, Northboro, MA 01532	Until the next
Executive V.P.: Dawn L. Seiple	12 Saxon Lane, Shrewsbury, MA 01545	annual meeting or
Treasurer: Paul F. Lavallee	Same as Above	until their
successors are
Clerk: Steven R. Graham	251 Central Street, Concord, MA 01742	duly elected and
V.P. Sales and Marketing: Ladd M. Lavallee10 Ridgefield #210A, Clinton, MA 01510		qualified.

V.P. Operations: Jacqueline A. Lavallee 368 Whitney Street, Northboro, MA 01532

Directors:	Paul F. Lavallee 368 Whitney Street, Northboro, MA 01532
Jacqueline A. Lavallee 368 Whitney Street, Northboro, MA 01532
Ladd M. Lavallee 10 Ridgefield #210A, Clinton, MA 01510
Dawn L. Seiple 12 Saxon Lane, Shrewsbury, MA 01545

SIGNED UNDER THE PENALTIES OF PERJURY, this 19th day of May, 1997

/s/ Steven R. Graham	, Clerk / Assistant Clerk.
Steven R. Graham, Clerk

* Delete the Inapplicable words.

** Please provide the name and residential address of the assistant clerk if be/she is executing this certificate of change.

The Commonwealth Massachusetts

William Francis Galvin

Secretary of the Commonwealth

/s/ [ILLEGIBLE]
[ILLEGIBLE]

Name
Approved

/s/ [ILLEGIBLE]
P.C.

ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108
ARTICLES OF AMENDMENT	FEBERAL IDNETIFICATION
General Laws, Chapter 156B, Section 72	NO. 04–2590187

We, Paul F. LaVallee	, President [ILLEGIBLE]
Steven R. Graham	Clerk [ILLEGIBLE]

NORTHEAST POLY BAG CO., INC.
(EXACT Name of Corporation)

located at:	2 NORTHEAST BOULEVARD, P.O. BOX 1460, STERLING, MASSACHUSETTS 01564
(MASSACHUSETTS Address of Corporation)

do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED:	3 and 4

being amended hereby
(Number those articles 1,2, 3,4,5 and/or 6 being amended hereby)

of the Articles of Organization were duly adopted [ILLEGIBLE] by a unanimous consent December 18, 1997, by Vote of:

108,000	shares of	Common	out of	108,00	shares outstanding,
		type, class & series, (if any)
	shares of		out of		shares outstanding, and
		type, class & series, (if any)

	shares of	type, class & series, (if any)	out of		shares outstanding,

CROSS OUT	[ILLEGIBLE]
INAPPLI-	[ILLEGIBLE]
CABLE	being at least two-thirds of each type, class or series outstanding and entitled to vote
CLAUSE	thereon and of each type, class or series of stock whose rights are adversely affected thereby: - 2

C	☐
P	☐
M	☐
R.A	☐

1 For amendments adopted pursuant to Chapter 156B, Section 70.

2 For amendments adopted pursuant to Chapter 156B, Section 71.

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8½ x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet $0 long as each Amendment requiring each such addition is clearly indicated.

CONTINUATION SHEET # 1

A.	Article 3 of Articles of Organization of Northeast Poly Bag Co., Inc. be amended as follows:

That the total number of shares and the par value, if any, of each class of stock which the corporation is authorized is as follows:

Class of Stock	Without Par Value
Number of Shares

Common	375,000
Common Non-Voting	375,000

B.	That Article 4 of the Articles of Organization of Northeast Poly Bag shall be amended to provide as follows:

1.	At the time this amendment becomes effective, without any further action on the part of the corporation or its Stockholders, the amount of common non-voting shares without par value then issued and outstanding shall be increased from 5,000 shares of common non-voting shares without par value, to 375,000 shares of common non-voting shares without par value. The capital account of the Corporation shall not be increased or decreased by such change and reclassification.

SEE ATTACHED CONTINUATION SHEET # 1

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. LATER EFFECTIVE DATE:

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 26th day of DECEMBER                     , in the year 1997.

/s/ Paul F. Lavelle	President [ILLEGIBLE]
Paul F. Lavelle

/s/ Steven R. Graham	Clerk [ILLEGIBLE]
Steven R. Graham

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

GENERAL LAWS, CHAPTER 156B; SECTION 72

I hereby approve the within articles of amendment and, the filing fee in the amount of $ 470 having been paid, said articles are deemed to have been filed with me this 29th day, of December 1997.

/s/ William Francis Galvin

William Francis Galvin

Secretary of the Commonwealth

Secretary of
the Commonwealth
97 DEC 29 AM 11:39
CORPORATION DIVISION

TO BE FILLED IN BY CORPORATION

PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT

Attorney Steve Graham
TO:	Graham & Harsip, P.C.
289 Great Road, Suite 101
Acton, Massachusetts 01720
Telephone:	978–264–0480

FEDERAL IDENTIFICATION
NO. 04–2590187

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

CERTIFICATE OF CHANGE OF FISCAL YEAR END

(General Laws, Chapter 156B, Section 38A)

I,	Steven R. Graham	,*Clerk / * Assistant Clerk

of	Northeast Poly Bag Co., Inc.		,
(Exact name of Corporation)

having a principal office at	Two Northeast Boulevard, Sterling, Massachusetts		,
(Street address of corporation in Massachusetts)

Certify that the fiscal year end (i.e. the tax year end) of the corporation was changed to the last day of the month of october.

SIGNED UNDER THE PENALTIES OF PERJURY, this 22nd day of July, 1998,

/s/ Steven R. Graham	, *Clerk [ILLEGIBLE]
Steven R. Graham

*Delete the inapplicable words.

FEDERAL IDENTIFICATION
NO. 04-2590187

The Commonwealth of Massachusetts

William Francis Galvin.

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

CERTIFICATE OF CHANGE OF DIRECTORS OR OFFICERS

OF DOMESTIC BUSINESS CORPORATIONS

(General Laws, Chapter 156B, Section 53)

I,	Steven R. Graham	, *Clerk,[ILLEGIBLE]

of	Northeast Poly Bag Co., Inc.		,
(Exact name of corporation)

having a principal office at	Two Northeast Boulevard, P.O. Box 1460, Sterling, MA 01564		,
(Street address of corporation in Massachusetts)

certify that pursuant to General Laws, Chapter 156B, Section 53, a change in the directors and/or the president, treasurer and/ or clerk of said corporation has been made and that the name, residential address, and expiration of term of the president, treasurer, clerk and each director are as follows:

	NAME	RESIDENTIAL ADDRESS	EXPIRATION OF TERM OF OFFICE
Co – President:	Ladd M. Lavallee	40 Fire Road 10, Lancaster, MA 01523
Co – President:	Dawn L. Seiple	190 Howard Street, Northboro, MA 01532
Treasurer	Jacqueline A. Lavallee	100 Allen Road, East Brookfield, MA 01515

Clerk:	Steven R. Graham	251 Central Steret, Concord, MA 01742

**Assistant Clerk:

Directors:	Paul F. Lavellee	100 Allen Road, East Brookfield, MA 01515
	Jacqueline A. Lavellee	Same as above
	Ladd M. Lavellee	Same as above
	Dawn L. Seiple	Same as above

SIGNED UNDER THE PENALTIES OF PERJURY, this 22 day of October, 1999,

/s/ Steven R. Graham	,* Clerk or [ILLEGIBLE]
Steven R. Graham

* Delete the Inapplicable words.

* * Please provide the name and residential address of the assistant clerk if be/she is executing this certificate of change.

/s/ [ILLEGIBLE]
Exmainer

/s/ [ILLEGIBLE]
Name
Approved

C 
P 
M 
R.A 

4
P.C.

The Commonwealth of Massachusetts

OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE

WILLIAM FRANCIS GALVIN Secretary

ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

ARTICLES OF AMENDMENT	FEDERAL IDENTIFICATION
General Laws, Chapter 156B, Section 72	NO. 04-2590187

We ,	Dawn L. Seiple,	President/ [ILLEGIBLE]
Steven R. Graham	Clerk/ [ILLEGIBLE]
NORTHEAST POLY BAG CO., INC.

(EXACT Name of Corporation)

located at:	Two Northeast Boulevard, Sterling, Massachusetts 01564

(MASSACHUSETTS Address of Corporation)

do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED:

1
(Number those article 1, 2, 3, 4, 5 and/or 6 being amended hereby of the Articles of Organization were duly adopted by unanimous consent of the Board of* [ILLEGIBLE] on October 19 2000, by vote of: *Directors and Stockholder

108,000	shares of	Common Stock	out of	108,000	shares outstanding,
		type, class & series, (if any)
	shares of		out of		shares outstanding, and
		type, class & series, (if any)
	shares of		out of		shares outstanding,
		type, class & series, (if any)

CROSSOUT	being at least a majority of each type, class or series outstanding and entitled to vote
INAPPLI-
CABLE	[ILLEGIBLE]
CLAUSE

[1]	For amendments adopted pursuant to Chapter 156B, Section 70.

[2]	For amendments adopted pursuant to Chapter 156B, Section 71.

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 81/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet $0 long as each Amendment requiring each such addition is clearly indicated.

05/14/76

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS

TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
COMMON:		COMMON:

PREFERRED:		PREFERRED:

CHANGE the total authorized to:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS

TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
COMMON:		COMMON:

PREFERRED:		PREFERRED:

Article I of the Articles of Organization is amended as follows:

The name of the corporation shall be changed from Northeast Poly Bag Co., Inc. to Laddawn, Inc.

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 1156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. LATER EFFECTIVE DATE: November 1, 2000

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names 19th day of October, in the year 2000

/s/ Dawn L. Seiple	President [ILLEGIBLE]
Dawn L. Seiple

/s/ Steven R. Graham		Clerk [ILLEGIBLE]
Steven R. Graham	[ILLEGIBLE]

6039

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

GENERAL LAWS, CHAPTER 156B, SECTION 72

I hereby approve the within articles of amendment and, the filing fee in the amount of $ 100.00 having been paid, said articles are deemed to have been filed with me this 20th day of October 2000.

[ILLEGIBLE]

SECRETARY OF THE
[ILLEGIBLE]
2000 OCT 20 PM:12:14
CORPORATION DIVISION

/s/ William Francis Galvin

WILLIAM FRANCIS GALVIN

Secretary of State

Effective Date –

November 01, 2000

TO BE FILLED IN BY CORPORATION

PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT

TO:	GRAHAM & MARSIP, P.C.
ATTORNEYS AT LAW
289 GREAT ROAD
ACTON MA 01729
Telephone: 978–264–0480

MA SOC Filing Number: 200976659620 Date: 10/05/2009 12.02 PM

Page 02/04

The Commonwealth of Massachusetts

William Francis Galvin.

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED
Involving Domestic Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.36)

(1)	Exact name of each domestic corpora ion or other entity involved in the merger;

LADDAWN BUSINESS TRUST (Massachusetts Business Trust) and

LADDAWN, INC. (Massachusetts for-profit)

(2)	Exact name of the surviving entity;	LADDAWN, INC.

(3)	The merger shall be effective at the time and on the date approved by the Division, unless a later effective date not more than
90 days from the date and time of filing is specified:	November 1, 2009

(check appropriate box)

(4)	☐ The plan of merger was duly approved the shareholders, and where required, by each separate voting group as provided by G.L, Chapter 156D and the articles of organization.

OR

☐ The plan of merger did not require the approval of the shareholders.

(5)	Participation of each other entity was duly authorized by the law under which the other entity is organized or by which it is governed and by its articles of organization or other organizational documents,

(6)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(7)	Attach the articles of organization of The surviving entity where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

P.C.       [ILLEGIBLE]

Signed by:
(signature of authorized individual)

☐ Chairman of the board, of directors,

☒ President,

☐ Other officer,

☐ Court-appointed fiduciary.

on this	28th	day of	September	,	2009

Signed by:	/s/ Dawn L. Seiple
(signature of authorized individual)

☐ Chairman of the hoard of directors,

☐ President,

☒ Other officer,

☐ Court-appointed fiduciary,

on this	28th	day of	September	,	2009

MA SOC Filing Number: 200976659620 Date: 10/05/2009 12.02 PM

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

October 05, 2009 12:02 PM

/s/ William Francis Galvin

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Merger	FORM MUST BE TYPED
Involving Domestic Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 113.36

(1)	Exact name of each domestic corporation or other entity involved in the merger:

LADDAWN BUSINESS TRUST (Massachusetts Business Trust) and

LADDAWN, INC. (Massachusetts for-profit)

(2)	Exact name of the surviving entity:	LADDAWN, INC.

(3)	The merger shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the
date and time of filing is specified:	November 1, 2009

(check appropriate box)

(4)	☒ The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☐ The plan of merger did not require the approval of the shareholders.

(5)	Participation of each other entity was duly authorized by the law under which the other entity is organized or by which it is governed and by its articles of organization or other organizational documents.

(6)	Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(7)	Attach the articles of organization of the surviving entity where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

P.C.       [ILLEGIBLE]

Signed by:	/s/ [ILLEGIBLE]
(signature of authorized individual)

☐	Chairman of the board of directors,

☒	President,

☐	Other officer,

☐	Court-appointed fiduciary,

On this	28th	day of	September	,	2009

Signed by:	/s/ [ILLEGIBLE]
			(signature of authorized individual)

☐	Chairman of the board of directors,

☐	President,

☒	Other officer,

☐	Court-appointed fiduciary,

on this	28th	day of	September	,	2009

COMMONWEALTH OF MASSACHUSETTS

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Merger

Involving Domestic Entities

(General Laws Chapter 156D, Section 11.06; 950 CMR 113.36)

I hereby certify that upon examination of these articles of merger, duly submitted to me, it appears that the provisions of the General Laws relative thereto have been complied with, and I hereby approve said articles; and the filing fee in the amount of $   having been paid, said articles are deemed to have been filed with me this   day of   20 at a.m./p.m.

time

Effective date:
(must be within 90 days of date submitted)

Examiner

Name approval

c

#A.R.

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

Filing fee: Minimum $250

TO BE FILLED IN BY CORPORATION

Contact Information:

Mark L. Donahue, Esq.

Fletcher, Tilton & Whipple, P.C.

370 Main Street, 11th Floor, Worcester, MA 01608

Telephone:	508-459-8000

Email:	mdonahue@ftwlaw.com

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor.

If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.